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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          OCTOBER 8, 1998
                                                             ---------------

                      FIRST NBC CREDIT CARD MASTER TRUST
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                         (Issuer of the Certificates)


                        FIRST NATIONAL BANK OF COMMERCE
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            (Exact name of registrant as specified in its charter)

         LOUISIANA                    333-24023                 72-0269760
         ---------                    ---------                 ----------
(State or other jurisidiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)



210 BARONNE STREET, NEW ORLEANS, LOUISIANA                        70112
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(Address of principal executive offices)                        (Zip Code)


                504/623-1371
-----------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.   OTHER EVENTS

          In September, the First NBC Credit Card Master Trust privately placed $400,000,000 in credit card receivables designated as Series 1998-1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits

          EXHIBIT NO.                   DOCUMENT DESCRIPTION
          -----------                   --------------------

             20.1             Monthly Servicer's Certificate, Series 1997-1

             20.2             Monthly Holders' Statement, Series 1997-1
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST NATIONAL BANK OF COMMERCE
                         Registrant



                         By:       /s/ Tracie H. Klein
                              ------------------------------
                              Tracie H. Klein
                              Louisiana Banc One Corporation
                              Vice President



Date:  November 5, 1998
       ----------------
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                               INDEX TO EXHIBITS


Exhibit No.    Document Description                          SEQUENTIAL PAGE NO.
-----------    --------------------                          -------------------

   20.1        Monthly Servicer's Certificate, Series 1997-1          5

   20.2        Monthly Holders' Statement, Series 1997-1             10